SECURITIES AND EXCHANGE COMMISSION

                        Washington, D.C.  20549


                               FORM 8-K

                            CURRENT REPORT



     Pursuant to Section 13 or 15(d) of the Securities Exchange Act
                                of 1934




Date of Report
(Date of earliest event reported):    March 6, 2000
                                   -------------------


                          SEMPRA ENERGY
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       (Exact name of registrant as specified in its charter)


CALIFORNIA                      1-14201                    33-0732627
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(State of incorporation      (Commission             (I.R.S. Employer
or organization)             File Number)          Identification No.


101 ASH STREET, SAN DIEGO, CALIFORNIA                           92101
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(Address of principal executive offices)                   (Zip Code)


                                                       (619) 696-2034
Registrant's telephone number, including area code-------------------


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   (Former name or former address, if changed since last report.)

                             FORM 8-K

Item 5.  Other Events

Sempra Energy announced the final results of its Dutch Auction self-tender offer, which expired Feb. 25, 2000. Based on the final count by First Chicago Trust Company of New York, the depositary for the offer, Sempra Energy accepted for purchase 36,142,340 shares of its common stock at a price of $20.00 per share. Sempra Energy commenced the self-tender offer on January 26, 2000. The press release describing the results of the tender offer is attached as Exhibit 99.1.


Item 7.  Financial Statements And Exhibits.

         (c) Exhibits

             99.1 Press Release issued March 6, 2000.




                              SIGNATURE


Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.


                                          SEMPRA ENERGY
                                           (Registrant)


Date:   March 9, 2000                By: /s/ Charles A. McMonagle
      -----------------                ---------------------------
                                          Charles A. McMonagle
                                        Vice President and Treasurer








                              SIGNATURE


Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.


                                          SEMPRA ENERGY
                                           (Registrant)


Date:   March 9, 2000                By:  /s/ Charles A. McMonagle
      -----------------                ---------------------------
                                          Charles A. McMonagle
                                        Vice President and Treasurer